UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 7, 2003

UNIVISION COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

Commission File Number: 001-12223	I.R.S. Employer Identification Number: 95-4398884

1999 Avenue of the Stars, Suite 3050

Los Angeles, California

(Address of Principal Executive Offices)

90067

(Zip Code)

Tel: (310) 556-7676

(Registrant’s Telephone Number, Including Area Code)

UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES

Item 5.    Other Events and Required FD Disclosure

In accordance with Regulation G entitled “Disclosure of Non-GAAP Financial Measures” recently issued by the Securities and Exchange Commission and effective as of March 28, 2003, attached hereto as Exhibit 99.1 is a document setting forth (i) each non-GAAP financial measure appearing in Univision’s Annual Report on Form 10-K/A for the year ended December 31, 2002 and in Univision’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, (2) for each non-GAAP measure, the most directly comparable GAAP financial measure, and (3) for each non-GAAP measure, a reconciliation with such GAAP financial measure.

Item 7.    Financial Statements and Exhibits

(c)           Exhibits.

99.1	Reconciliation of Non-GAAP Financial Measures

99.2(*)	Officer's Certificate dated July 18, 2001 relating to the Company's 7.85% Notes due 2011.
______________
(*)

Incorporated by reference herein from exhibit 4.4.3 filed as part of Univision Communications Inc.'s Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-105933) filed on September 30, 2003.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVISION COMMUNICATIONS INC.
(Registrant)

	By:	/s/ C. Douglas Kranwinkle

October 7, 2003

C. Douglas Kranwinkle

Los Angeles, California		Executive Vice President

EXHIBIT INDEX

Exhibit	Description
99.1	Reconciliation of Non-GAAP Financial Measures

99.2(*)	Officer's Certificate dated July 18, 2001 relating to the Company's 7.85% Notes due 2011.
______________
(*)

Incorporated by reference herein from exhibit 4.4.3 filed as part of Univision Communications Inc.'s Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-105933) filed on September 30, 2003.